UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004

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                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 30, 2003
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

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                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

                     Ohio                                    13-1955943
        (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                   Identification No.)

            37 West Broad Street                               43215
               Columbus, Ohio                                (Zip Code)
  (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

                                      None
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 7. Financial Statements and Exhibits

      (c)   Exhibits:

            99.1  Press Release dated October 30, 2003, filed herewith.

Item 12. Results of Operations and Financial Position

      On October 30, 2003, Lancaster Colony Corporation issued a press release announcing its results for the three months ended September 30, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LANCASTER COLONY CORPORATION
                                          (REGISTRANT)

Date: October 30, 2003                    By: /s/ JOHN L. BOYLAN
                                              ------------------------------
                                                  John L. Boylan
                                                  Treasurer, Vice President,
                                                  Assistant Secretary and
                                                  Chief Financial Officer
                                                  (Principal Financial
                                                  and Accounting Officer)

                                INDEX TO EXHIBITS

Exhibit
Number          Description                                       Located at
-------         -----------                                       ----------
99.1            Press Release dated October 30, 2003              Filed herewith